Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
Note 15- Subsequent Events

(1)
On March 15, 2017 Silicom's Board of Directors declared a dividend of US $1.00 per share payable on April 5, 2017 to shareholders of record as of March 27, 2017, and in the aggregate amount of approximately US $7.4 million for 2016.

(2)
In January 2017, the Company's compensation committee and board of directors, respectively, have approved the grant of a total of 119,925 options and 78,000 RSUs under the Global Share Incentive Plan (2013), of which options and RSUs granted to directors and office holders are subject to the approval of the Annual General Meeting, which is currently scheduled to convene no later than June 2017, as prescribed under the Israeli Companies Law, 1999 and the Company's Amended and Restated Articles of Association.